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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 18, 2005

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                     76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 18, 2005, Integrated Electrical Services, Inc. (the "Company") entered into an Underwriting, Continuing Indemnity, and Security Agreement (the "Underwriting Agreement") among the Company, certain of its affiliates and subsidiaries identified therein and Federal Insurance Company (the "Surety") and a Restated Pledge Agreement (the "Pledge Agreement" and together with the Underwriting Agreement, the "Surety Agreements") among the Company, certain of its affiliates and subsidiaries identified therein and the Surety. Each of the Surety Agreements are effective as of January 14, 2005. On January 19, 2005, the Company issued a press release announcing entry into the Surety Agreements, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

         Among other things, the Surety Agreements (i) provide the Surety a security interest in certain collateral, including equipment and inventory related to bonded contracts, the Company's right and interest in, and any accounts receivable from, its bonded contracts, and previously-deposited cash collateral; (ii) obligate the Company to reimburse the Surety for certain expenses incurred in connection with the application for, or provision of, any bonds; (iii) require the Company to indemnify the Surety against certain losses; and (iv) upon the occurrence of certain events of default, provide that the Surety may require the Company to post additional cash collateral and that the Surety may take possession of work, perform the Company's obligations and settle claims under bonded contracts and enforce its security interest in the collateral. The Surety Agreements also serve to continue the Surety's rights and interests in $17.5 million in cash collateral and a $5.0 million letter of credit previously pledged by the Company under prior agreements. The Company did not provide any new cash collateral or letters of credit in connection with its entry into the Surety Agreements. The description of the Surety Agreements provided in this Item 1.01 is qualified in its entirety by reference to the Surety Agreements themselves, copies of which are filed as Exhibits 10.1 and
10.2 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             10.1 Underwriting, Continuing Indemnity, and Security Agreement,
                  dated January 14, 2005.

             10.2 Restated Pledge Agreement, dated January 14, 2005.

             99.1 Press release, dated January 19, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            INTEGRATED ELECTRICAL SERVICES, INC.


                                            By: /s/ David A. Miller
                                               ---------------------------------
                                               David A. Miller
                                               Senior Vice President and
                                               Chief Financial Officer


Dated: January 19, 2005
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                                 EXHIBIT INDEX


Exhibits
 Number           Description
--------          -----------
  10.1            Underwriting, Continuing Indemnity, and Security Agreement,
                  dated January 14, 2005.

  10.2            Restated Pledge Agreement, dated January 14, 2005.

  99.1            Press release, dated January 19, 2005.